As filed with the Securities and Exchange Commission on June 22, 2022

Registration No. 333-250899

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 3

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	5084	26-0014658
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

44370 Old Warm Springs Blvd.,

Fremont, CA 94538

(510) 668-0881

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Dr. Howard Doong

Chief Executive Officer

44370 Old Warm Springs Blvd.,

Fremont, CA 94538

(510) 668-0881- telephone

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Louis Taubman, Esq. Joan Wu, Esq.
Hunter Taubman Fischer & Li LLC
48 Wall Street, Suite 1100
New York, New York 10005
(917) 512-0827- telephone
Louis Taubman, Esq.

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 (this “Post-Effective Amendment No. 3”) to the Registration Statement on Form S-1 (File No. 333-250899), as originally declared effective by the Securities and Exchange Commission (the “SEC”) on December 23, 2020 (collectively, the “Registration Statement”), is being filed as an exhibits-only filing to correct the date reference in Exhibit 23.2 from March 15, 2021 to March 31, 2022. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

No additional securities are being registered under this Post-Effective Amendment No. 3. All applicable registration fees were previously paid.

PART II — INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

Exhibit No.	Description
2.1	Share Exchange Agreement, dated February 8, 2016 (1)
3.1	Articles of Incorporation of the Company (2)
3.2	Bylaws of the Company, as amended (3)
3.3	Certificate of Amendment to Articles of Incorporation filed on March 21, 2016 (4)
3.4	Certificate of Amendment to Articles of Incorporation filed on December 30, 2015 (5)
3.5	Certificate of Amendment to Articles of Incorporation filed on March 30, 2020 (6)
4.1	Form of Warrant (7)
4.2	Form of the Registrant’s Common Stock certificate (35)
5.1	Legal Opinion of Hunter Taubman Fischer & Li LLC (27)
10.1	Collaboration Agreement dated December 29, 2015 (8)
10.2	Collaborative Agreement and Milestone Payment Agreement dated May 6, 2016 (9)
10.3	Employment Agreement with Kira Huang (10)
10.4	Addendum to the Collaboration Agreement dated January 12, 2017 (11)
10.5	Collaboration Agreement with BioFirst dated July 24, 2017 (12)
10.6	Co-Development Agreement with Rgene dated May 26, 2017 (13)
10.7	Employment Agreement with Dr. Howard Doong (14)
10.8	Employment Agreement with Dr. Chi-Hsin Richard King (15)
10.9	Employment Agreement with Chihliang An (25)
10.10	Business Loan Agreement entered by and between Cathay Bank and American BriVision (Holding) Corporation (16)
10.11	Promissory Note entered by American BriVision (Holding) Corporation (17)
10.12	Form of Commercial Security Agreement (18)
10.13	Form of Exchange Agreement entered into by and between the Company and non-US persons (19)
10.14	Form of Exchange Agreement entered into by and between the Company and US persons (20)
10.15	Form of Exchange Agreement entered into by and between the Company and non-US person (21)
10.16	Form of Securities Purchase Agreement entered into by and between the Company and U.S. investors (22)
10.17	Form of Securities Purchase Agreement entered into by and between the Company and non-U.S. investors (24)
10.18	Amended and Restated American BriVision (Holding) Corporation 2016 Equity Incentive (28)
10.19	Joint Venture Agreement between the Company, Lucidaim Co., Ltd. And BioLite Japan K.K.(26)
10.20	Amendment to the Collaboration Agreement dated December 29, 2015 (32)
14.1	Code of Ethics (23)
21.1	List of subsidiaries (35)
23.1	Consent of Hunter Taubman Fischer & Li LLC (19) (Included in Exhibit 5.1) (27)
23.2	Consent of KCCW Accountancy Corp (filed herewith)
99.1	Charter of the Audit Committee (29)
99.2	Charter of the Compensation Committee (30)
99.3	Charter of the Nominating and Corporate Governance Committee (31)
101.INS	Inline XBRL Instance Document (Fiscal year ended December 31, 2021) (33).
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
101.INS	Inline XBRL Instance Document (Quarter ended March 31, 2022) (34).
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
107	Filing Fees Exhibit (35)

II-1

(1)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 16, 2016.

(2)	Incorporated by reference to Exhibit 3.01 to the Company’s Form SB-2 filed on June 28, 2002

(3)	Incorporated by reference to Exhibit 3.02 to the Company’s Form SB-2, filed on June 28, 2002.

(4)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on March 28, 2016.

(5)	Incorporated by reference to Exhibit 3.4 to the Company’s Form S-1, filed on September 13, 2016. (3.4)

(6)	Incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K, filed on April 7, 2020

(7)	Incorporated by reference to Exhibit 4.1 the Company’s Current Report on Form 8-K, filed on April 24, 2020

(8)	Incorporated by reference to Exhibit 10.2 the Company’s Current Report on Form 8-K, filed on February 16, 2016.

(9)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on June 9, 2016.

(10)	Incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K, filed on January 12, 2017.

(11)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on February 22, 2017.

(12)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 24, 2017.

(13)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on May 30, 2017.

(14)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 20, 2017.

(15)	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on September 20, 2017.

(16)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 1, 2019.

(17)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on February 1, 2019.

(18)	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on February 1, 2019.

(19)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on April 14, 2020.

(20)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed April 14, 2020.

(21)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed April 24, 2020.

(22)	Incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K, filed May 15, 2020.

(23)	Incorporated by reference to Exhibit 14.1 to the Company’s Amendment No.1 to Form S-1, filed on November 14, 2016.

(24)	Incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K, filed May 15, 2020.

(25)	Incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K, filed May 15, 2020.

(26)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 8, 2021.

(27)	Incorporated by reference to Exhibit 5.1 to the Company’s Form S-1, filed April 15, 2021.

(28)	Incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K, filed March 16, 2021.

(29)	Incorporated by reference to Exhibit 99.1 to the Company’s Form S-1, filed on November 24, 2020.

(30)	Incorporated by reference to Exhibit 99.2 to the Company’s Form S-1, filed on November 24, 2020.

(31)	Incorporated by reference to Exhibit 99.3 to the Company’s Form S-1, filed on November 24, 2020.

(32)	Incorporated by reference to Exhibit 10.22 to the Company’s Quarterly Report on Form 10-Q, filed on May 16, 2022.

(33)	Incorporated by reference to the Company’s Annual Report on Form 10-K, filed March 31, 2022.

(34)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, filed May 16, 2022.

(35)	Incorporated by reference to the Company’s Form S-1, filed on June 14, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Taipei and City of Hong Kong, on June 22, 2022.

AMERICAN BRIVISION (HOLDING) CORPORATION

By:	/s/ Howard Doong
Name:	Howard Doong
Title:	Chief Executive Officer

AMERICAN BRIVISION (HOLDING) CORPORATION

By:	/s/ Chihliang An
Name:	Chihliang An
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on June 22, 2022 the dates indicated.

Signature	Title

/s/ Howard Doong	President and Chief Executive Officer
Howard Doong	(Principal Executive Officer)

/s/ Chihliang An	Chief Finacnial Officer
Chihliang An	(Principal Financial and Accounting Officer)

/s/ Eugene Jiang	Chairman of the Board of Directors
Eugene Jiang

*	Director
Tsang Ming Jiang

*	Director
Che Wei Hsu

*	Director
Yen-Hsin Chou

*	Director
Norimi Sakamoto

*	Chief Strategy Officer and Director
Tsung-Shann Jiang

*	Director
Chang-Jen Jiang

*	Director
Yoshinobu Odaira

*	Director
Shuling Jiang

*	Director
Kuang-Tseng Chen

*	Director
Hsin-Hui Miao

*By:	/s/ Howard Doong
Attorney- in Fact

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